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                                                                    EXHIBIT 10.6

                AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

      AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT ("Amendment No. 1"), dated as of January 30, 2003, by and among Inveresk Research Group, Inc., a Delaware corporation (the "Company") and the stockholders of the Company that are signatories to this Amendment No. 1 (the "Stockholders").

                                   BACKGROUND

            WHEREAS, the Company, Candover and certain other stockholders of the Company, including Dalame Resources S.A. ("Dalame") entered into a Registration Rights Agreement dated as of May 15, 2002 (the "Registration Rights Agreement");

            WHEREAS, the Company and all other parties to the Registration Rights Agreement intended that Dalame would be included as an "Other Holder" in the Registration Rights Agreement and therefore would be entitled to exercise the registration rights granted to Other Holders in the Registration Rights Agreement;

            WHEREAS, Dalame was inadvertently not listed as an "Other Holder" on
Schedule 2 to the Registration Rights Agreement;

            WHEREAS, the Registration Rights Agreement can be amended, supplemented or modified by a written instrument duly executed by or on behalf of the Company and Holders that Beneficially Own (as defined in the Registration Rights Agreement) at least a majority in number of the Registrable Shares (as defined in the Registration Rights Agreement) then outstanding;

            WHEREAS, the Stockholders Beneficially Own in excess of a majority in number of the Registrable Shares outstanding as of the date of this Amendment No. 1;

            WHEREAS, the Company and the Stockholders desire to enter into this Amendment No.1 to clarify that Dalame is an "Other Holder" as defined in the Registration Rights Agreement and therefore is entitled to exercise the registration rights granted to Other Holders in the Registration Rights Agreement.

            NOW, THEREFORE, the Company and the Stockholders hereby agree as follows:

            1. Schedule 2 to the Registration Rights Agreement is hereby deleted in its entirety and replaced with Schedule 2 attached to this Amendment No. 1;

            2. Except as expressly modified and amended hereby, the Registration Rights Agreement remains unchanged and in full force and effect in all respects.

            3. This Amendment No. 1 shall be governed by and construed in accordance with the laws of the State of Delaware.

            4. This Amendment No. 1 may be executed in counterparts, by manual or facsimile signatures, each of which will be deemed an original, but all of which together will constitute one and the same instrument.
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                  IN WITNESS WHEREOF, the parties hereto have duly executed this
Amendment No. 1 as of the date first above written.

                                INVERESK RESEARCH GROUP, INC.

                                By:  /s/ D.J. Paul E. Cowan
                                     ___________________________________________
                                     Name:    D.J. Paul E. Cowan
                                     Title:   Chief Financial Officer

                                CANDOVER INVESTMENTS PLC

                                By:  /s/ C.J. Buffin
                                     ___________________________________________
                                     Name:    C.J. Buffin
                                     Title:   Director
                                              Candover Investments PLC

                                CANDOVER (TRUSTEES) LIMITED

                                By:  /s/ C.J. Buffin
                                     ___________________________________________
                                     Name:    C.J. Buffin
                                     Title:   Director
                                              Candover (Trustees) Limited

                                CANDOVER 1997 UK NO. 1 LIMITED PARTNERSHIP

                                By:  /s/ C.J. Buffin
                                     ___________________________________________
                                     Name:    C.J. Buffin
                                     Title:   Director
                                              Candover Partners Limited
                                              As General Partner of the Candover
                                              1997 UK No. 1 Limited Partnership
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                                CANDOVER 1997 UK NO. 2 LIMITED PARTNERSHIP

                                By:  /s/ C.J. Buffin
                                     ___________________________________________
                                     Name:    C.J. Buffin
                                     Title:   Director
                                              Candover Partners Limited
                                              As General Partner of the Candover
                                              1997 UK No. 2 Limited Partnership

                                CANDOVER 1997 US NO. 1 LIMITED PARTNERSHIP

                                By:  /s/ C.J. Buffin
                                     ___________________________________________
                                      Name:    C.J. Buffin
                                      Title:   Director
                                              Candover Partners Limited
                                              As General Partner of the Candover
                                              1997 US No. 1 Limited Partnership

                                CANDOVER 1997 US NO. 2 LIMITED PARTNERSHIP

                                By:  /s/ C.J. Buffin
                                     ___________________________________________
                                     Name:    C.J. Buffin
                                     Title:   Director
                                              Candover Partners Limited
                                              As General Partner of the Candover
                                              1997 US No. 2 Limited Partnership

                                CANDOVER 1997 US NO. 3 LIMITED PARTNERSHIP

                                By:  /s/ C.J. Buffin
                                     ___________________________________________
                                     Name:    C.J. Buffin
                                     Title:   Director
                                              Candover Partners Limited
                                              As General Partner of the Candover
                                              1997 UK No. 2 Limited Partnership
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                                WALTER S. NIMMO

                                ________________________________________________
                                Address: c/o Inveresk Research Group, Inc. 11000 Weston Parkway, Suite 100 Cary, North Carolina 27513

                                IAN SWORD

                                ________________________________________________
                                Address: c/o Inveresk Research Group Limited Tranent EH33 2NE
                                            Scotland, United Kingdom

                                PAUL COWAN

                                ________________________________________________
                                Address: c/o Inveresk Research Group, Inc. 11000 Weston Parkway, Suite 100 Cary, North Carolina 27513

                                ALASTAIR MCEWAN

                                ________________________________________________
                                Address: c/o Inveresk Research Group, Inc. 11000 Weston Parkway, Suite 100 Cary, North Carolina 27513

                                RATHBONE JERSEY TRUST

                                By:
                                ________________________________________________
                                     Name:
                                     Title:
                                     Address:    Seaton House
                                                 Seaton Place
                                                 St. Helier, Jersey JE1 1BG
                                                 Channel Islands
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                                BRIAN BATHGATE

                                ________________________________________________
                                Address: c/o Inveresk Research Group Limitedo Tranent EH33 2NE
                                            Scotland, United Kingdom

                                MICHAEL ANKCORN

                                ________________________________________________
                                Address:    c/o ClinTrials BioResearch
                                            87 Sennevilee Road
                                            Senneville (Montreal)
                                            Quebec, Canada H9X 3R3

                                DALAME RESOURCES S.A.

                                By:
                                ________________________________________________
                                     Name:
                                     Address:
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                                   Schedule 2
                                  Other Holders

Walter Nimmo
Ian Sword
Paul Cowan
Alastair McEwan
Rathbone Jersey Trust
Brian Bathgate
Michael Ankcorn
Dalame Resources S.A.